UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 1, 2006

WINN-DIXIE STORES, INC.

(Exact name of registrant as specified in its charter)

Florida	1-3657	59-0514290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5050 Edgewood Court, Jacksonville, Florida	32254-3699
(Address of principal executive offices)	(Zip Code)

(904) 783-5000

(Registrant’s telephone number, including area code)

Unchanged

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The Amendment No. 5 to Credit Agreement was effective August 1, 2006. This amendment changes the definition of Excess Availability to include certain cash deposits, modifies the definition of insurance to coincide with the current policy terms, and provides a change to allow Wachovia an unsecured interest related to their automated clearinghouse transfer (ACH) exposure as it relates to the Company’s banking transactions.

The foregoing description of the amendment is qualified in its entirety by reference to the amendment, which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On August 2, 2006, Winn-Dixie Stores, Inc. and its affiliated debtors and debtors-in-possession (“Winn-Dixie” or the “Company”) filed a revised Plan of Reorganization (the “Plan”) and a related Disclosure Statement with the U.S. Bankruptcy Court for the Middle District of Florida (the “Court”). A copy of the revised Disclosure Statement is attached hereto as Exhibit 99.1.

Bankruptcy law does not permit solicitation of acceptances of the Plan until the Court approves the applicable Disclosure Statement related to the Plan as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practical in light of the nature and history of the debtor and the condition of the debtor’s books and records, that would enable a hypothetical reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment about the Plan. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. Winn-Dixie will emerge from Chapter 11 if and when the Plan receives the requisite stakeholder approval and is confirmed by the Court.

Item 8.01 Other Events

The revised Plan filed with the Court is attached hereto as Exhibit 2.1.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits:

2.1	Second Proposed Joint Chapter 11 Plan of Reorganization Under Chapter 11, Title 11, United States Code of Winn-Dixie Stores, Inc. and Affiliated Debtors.

10.1	Amendment No. 5 to Credit Agreement dated as of August 1, 2006.

99.1	Second Proposed Disclosure Statement with respect to Joint Plan of Reorganization of Winn-Dixie Stores, Inc. and Affiliated Debtors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2006	Winn-Dixie Stores, Inc.

	By:	/s/ Peter L. Lynch
Peter L. Lynch
President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Second Proposed Joint Chapter 11 Plan of Reorganization Under Chapter 11, Title 11, United States Code of Winn-Dixie Stores, Inc. and Affiliated Debtors.

10.1	Amendment No. 5 to Credit Agreement dated as of August 1, 2006.

99.1	Second Proposed Disclosure Statement with respect to Joint Plan of Reorganization of Winn-Dixie Stores, Inc. and Affiliated Debtors.